1SECURITIES AND EXCHANGE COMMISSION
          WASHINGTON, DC  20549


          FORM 8-K


          CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE
          SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest    April 22, 1994
           event reported)

           CENTURY PROPERTIES FUND XIX

           (Exact Name of Registrant as Specified in Its Charter)

           California

           (State or Other Jurisdiction of Incorporation)


           0-11935                            94-2887133

           (Commission File Number)           (I.R.S. Employer
                                              Identification No.)


           5665 Northside Drive, N.W., Atlanta, Georgia 30328

           (Address of Principal Executive Offices)(Zip Code)



           (404) 916-9090

           (Registrant's Telephone Number, Including Area Code)

           950 Tower Lane
           Foster City, California  94404

           (Former Name or Former Address, if Changed Since Last Report)

          Item 4.      Changes In Registrant's Certifying Accountant.


             Effective April 22, 1994, Registrant dismissed its prior Independent Auditors, Deloitte & Touche ("Deloitte") and retained as its new Independent Auditors, Imowitz Koenig & Company. Deloitte's Independent Auditors' Report on Registrant's financial statements for calendar years ended December 31, 1993 and 1992 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. However, Deloitte's Independent Auditors' Report for the calendar year December 31, 1993 was modified due to the uncertainty regarding Registrant's ability to continue as a going concern since Registrant has substantial balloon payments due on Notes in 1994; the financial statements did not include any adjustments
          that  might  result from  the outcome  of  this uncertainty.   In
          addition,  Deloitte's   Independent  Auditors'  Report   for  the
          calendar year December 31, 1992 was modified to emphasize that Registrant held investments in and operated properties in real estate markets experiencing unfavorable economic conditions and would be required to renegotiate certain notes payable with
          balloon  payments,  obtain   financing  elsewhere,  or   sell  or
          otherwise dispose of related properties.  The  decision to change
          Independent  Auditors   was  approved  by  the  Managing  General
          Partner's  Directors.    During  calendar  years 1992,  1993  and
          through April 22, 1994, there were no disagreements between Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

             Effective  April 22, 1994,  Registrant engaged Imowitz Koenig &
          Company  as  its  Independent  Auditors.   During  the  last  two
          calendar years and the subsequent interim periods to the date hereof, Registrant did not consult Imowitz Koenig & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

          Item 7.      Financial Statement and Exhibits.

          (c)     Exhibits:

          10. (a) Letter dated April 27, 1994 from Registrant's Former Independent Auditors.

          SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CENTURY PROPERTIES FUND XIX

                              By:  FOX PARTNERS II, its General Partner

                                   By:  FOX CAPITAL MANAGEMENT
                                        CORPORATION, its General Partner

          Date:  April 27, 1994            By:  /s/ Michael L. Ashner

                                                Michael L. Ashner,
                                                President

                                                          Exhibit 10.(a)


                                  Deloitte & Touche
                                  50 Fremont Street
                             San Francisco, CA 94105-2230






          April 27, 1994



          Securities and Exchange Commission
          Mail Stop 9-5
          450 5th Street, N.W.
          Washington, D.C. 20549


          Dear Sirs/Madams:


          We have read and agree with the comments in Item 4 of Form 8-K of Century Properties Fund XIX dated April 27, 1994.


          Your truly,



          /s/ Deloitte & Touche


          DELOITTE & TOUCHE